SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 2, 2018
CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970

State or Other Jurisdiction of Incorporation or Organization	Commission File Number	IRS Employer Identification No.
130 Harbour Place Drive, Suite 300 Davidson, North Carolina	28036
Address of Principal Executive Offices	Zip Code

Registrant’s telephone number, including area code:  (704) 869-4600

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

SECTION 2 – FINANCIAL INFORMATION

 ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On Wednesday, May 2, 2018, the Company issued a press release announcing financial results for the first quarter ended March 31, 2018. A conference call and webcast presentation will be held on May 3, 2018 at 9:00 am EDT for management to discuss the Company's first quarter 2018 performance and updates to 2018 financial guidance.  David C. Adams, Chairman and CEO, and Glenn E. Tynan, Vice President and CFO, will host the call.  A copy of the press release and the webcast slide presentation are attached hereto as Exhibits 99.1 and 99.2.

The financial press release, access to the webcast, and the accompanying financial presentation will be posted on Curtiss-Wright's website at www.curtisswright.com. In addition, the Listen-Only dial-in number for domestic callers is (844) 220-4970, while international callers can dial (262) 558-6349.  For those unable to participate live, a webcast replay will be available for 90 days on the Company's website beginning one hour after the call takes place. A conference call replay will also be available for seven days.

Conference Call Replay:
Domestic (855) 859-2056
International (404) 537-3406
Passcode 8391309

The information contained in this Current Report, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.
99.1 Press Release dated May 2, 2018

99.2 Presentation shown during investor and securities analyst webcast on May 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS-WRIGHT CORPORATION

		By:	/s/ Glenn E. Tynan
Glenn E. Tynan
Vice-President and
Chief Financial Officer

Date:	May 2, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 2, 2018
99.2	Presentation shown during investor and securities analyst webcast on May 3, 2018

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